BLACKROCK LATIN AMERICA FUND, INC.

(the “Fund”)

Supplement dated June 1, 2020 to the Prospectuses and the Statement of Additional Information (the “SAI”) of the Fund, each dated February 28, 2020, as amended and supplemented to date

Effective immediately, BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment adviser, has voluntarily agreed to waive a portion of its management fee with respect to the Fund. Accordingly, effective immediately, the Fund’s Prospectuses and SAI are amended as follows:

The following is added at the end of the section of the Prospectuses entitled “Management of the Funds — BlackRock — Latin America Fund Total Annual Management Fee”:

Effective June 1, 2020, BlackRock has voluntarily agreed to waive 0.05% of its management fee payable by Latin America Fund. This voluntary waiver may be changed or discontinued at any time without notice.

The following is added as the seventh paragraph of the section of the SAI entitled “Management, Advisory and Other Service Arrangements”:

Effective June 1, 2020, BlackRock has voluntarily agreed to waive 0.05% of its management fee payable by Latin America Fund. This voluntary waiver may be changed or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PR2SAI-LATAM-0620SUP